                                Exhibit 10.27(a)
                                 Amendment No. I
                                       to
                       OEM License and Purchase Agreement
                                     between
                               Cisco Systems, Inc.
                                       and
                            Osicom Technologies, Inc.

This Amendment No. I ("Amendment") is made and entered into as of November 20, 1998 ("Effective Date"), by and between Cisco Systems, Inc., a California corporation, having principal offices at 170 West Tasman Drive, San Jose, California 95134-1706 ("Cisco"), and Osicom Technologies, Inc, a Delaware Corporation, having principal offices at 9020 Junction Drive, Annapolis Junction, MD 20701 ("Seller"). Cisco and Seller are referred to collectively herein as "Parties."

The Parties desire to amend the OEM License and Purchase Agreement ("Agreement") between Cisco and Seller dated December 24, 1997, as set forth below:

1. Exhibit A is modified as follows:

Subparagraph 2 is deleted and replaced with the following:

      "2. The purchase price, to Cisco, for the Product(s) shall be per the prices set forth herein."

Subparagraph 3. Shall apply only to the pricing included in the subparagraph for the 2340 Quad 10/100 product.

Subparagraph 4 is added to the exhibit and consists of the following:

      "Prices applicable to additional products provided by Osicom are as stated below:

Product           Description               Quantity/Quarter             Unit
Number                                                                   Price
------------------------------------------------------------------------------
124040-01         2404-TX PCI Quad          50-599 cards                 $375
                  Fast Ethernet Adapter     600-1,499 cards              $350
                                            1500+ cards                  $325

Orders will be placed on a Cisco fiscal year quarterly basis. Cisco quarters are August-October, November-January, February-April, May-July. The applicable quantity pricing will be for the aggregate of all orders placed, whether received directly from Cisco or from a Designated Third Party, provided the Third Party order is received by Osicom within 5 working days of the Cisco order for that quarter. Each purchase order must include the shipping schedule for the applicable quarter."

2. Exhibit B is modified to include Exhibit B- 1, dated September 25, 1998, the product specification for the 2404-TX PCI Quad Fast Ethernet Adapter.

3. Exhibit D is deleted and replaced with the attached exhibit dated September 25, 1998.

4. Exhibit E is deleted and replaced with the attached exhibit dated September 25, 1998.

5. Exhibit H is modified to include Exhibit H-1, dated September 25, 1998, the Product Testing Procedures for the 2404-TX PCI Quad Fast Ethernet Adapter.

6. Exhibit K, paragraph 1, Manufacturing Information, is modified to include the following additional items required to build the 2404-TX PCI Quad Fast Ethernet Adapter:

        "Detailed List of Items required to Build the Quad 2404-TX board

      BOMs
      124040-01 2404-TX/QUAD FE/64 BIT                      ERC 01
      402404-01 S/A PCB CMPT/2404-TX/QUAD FE/64 BIT         ERC 01

      Schematics
      320130-00-SCH SCHEMATICS/2404-TX                      ERC 01

      Stencil
      402404-00-STE STENCILJ2404-TX                         ERC 01"

Except as amended and supplemented herein, the terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by persons duly authorized as of the date and year first above written.

CISCO SYSTEMS, INC.                                  OSICOM TECHNOLOGIES, INC.


By: /s/ S. L. Blaine                                 By: /s/ Arthur Trakas

Name: S. L. Blaine                                   Name: Arthur Trakas

Title: Manager OEM Solutions                         Title: VP, Sales


Cisco/Osicom Amend. I              Page 2 of 7    Cisco Confidential Information
9/25/98

                                   Exhibit B-1
                        Product Specification for 2404-TX
                               September 25, 1998

4 Port, 64-bit Fast Ethernet Adapter for PCI

o     High Performance, 64 bit, 4 Port Fast Ethernet Adapter

o     Supports both 32 AND 64 bit PCI Buses

o     Supports IEEE 802.3u Auto Negotiation for 10OBase-TX and lOBase-T

o     Full Support for Full Duplex or Half Duplex operation

o     Short Form Factor PCI Card

o     Onboard Status LEDs

o     Uses Existing Category 5 Cabling

o     Full Plug-and-Play Support (No Jumpers)

The 2404-TX Fast Ethernet Adapter provides the equivalent of 4 separate 10/10OBase-TX adapters on one card, occupying only one slot on the PCI bus. The addition of a 64-bit, PCI V2.1 compliant interface makes the card an excellent choice for use in high-end server applications, while still being compatible with current 32-bit bus architectures. The use of a 64-bit PCI to PCI Bridge, with buffering, increases throughput on the PCI bus to the Ethernet controllers giving your LAN even better performance.

Full Auto-Negotiation Capabilities

The 2404-TX adapter fully supports the IEEE standards for Auto-Negotiation and flow control. The adapter will automatically determine the highest rate of communication between other devices on the network. This includes full duplex, 100 Mbps operation giving a rate of 200 Mbps per port.

Using Existing CAT 5 Cabling

2404-TX adapters work with your existing Ethernet cabling (CAT 5 UTP), so you don't have to re-cable your network to get the I OX performance available with Fast Ethernet.

System Requirements
-------------------
For 100 Mbps (Fast Ethernet)
         Category 5 unshielded twisted pair (UTP) cable
For 10 Mbps
         Category 3 or 5 UTP cable
l0Base-T or 100Base-TX Ethernet Hub, Switch or Concentrator

Product Specifications
----------------------
Port Configuration:               4 Ports
Media:                            100 Mbps - CAT 5 UTP
                                  10 Mbps - CAT 5 or CAT 3 UTP
Media Connectors:                 RJ-45 (UTP)
Size:                             Short form factor PCI
                                  4.2 in X 6.875in (107mm X 175mm)
Status Indicators:                Onboard LEDs indicate board status:
                                  Link Integrity and Data Traffic Activity
Power:                            +5 Vdc +/- 5%,3A Max
Agency Compliance:                FCC (Class B), CE, UL
Warranty:                         3 Years for hardware (Parts and Labor),
                                      90 days for software


Cisco/Osicom Amend. I              Page 3 of 7    Cisco Confidential Information
9/25/98
Environment:                      Testing Underway
Interoperability:                 Tested for interoperability with other major
                                  equipment manufacturers

Standards Compatibility:          All IEEE Fast Ethernet and Ethernet Standards
PCI Bus Interface:                Fully compliant with PCI SIG V2.1
                                  Bus Signaling Voltage = Universal 3.3V or 5V
                                  Data and Address Path 64 bits
                                  Supports Parity Generation/checking
                                  Clock rates up to 33 MHz for peak
                                  throughput of 264 Mbps
                                  Master Mode = supports unlimited PCI bursts
                                  Plug and Play PCI auto configuration

Models
2404-TX 4 Port, 64 bit Fast Ethernet RJ-45 UTP Connectors P/N = 124040


Cisco/Osicom Amend. 1              Page 4 of 7    Cisco Confidential Information
9/25/98

                                    Exhibit D
                                Project Managers
                               September 25, 1998

Cisco Systems, Inc.
Sarah L. Blaine
OEM Program Manager
170 West Tasman Dr., NIS SJ/A-2
San Jose, CA 95134
(408) 527-5741
(408) 525-1665 FAX

Cisco Systems, Inc.
Myra Diamond
Buyer/Planner
170 West Tasman Dr., MS SJ/A-2
San Jose, CA 95134
(408) 526-7859
(408) 527-7995 FAX

Osicom Technologies, Inc.
Don Ellsworth
Project Manager
9020 Junction Drive
Annapolis Junction, MD 20701
(301)317-7318
(301)317-7697 FAX


Cisco/Osicom Amend. I              Page 5 of 7    Cisco Confidential Information
9/25/98

                                    Exhibit E
                          Reschedules and Cancellations
                               September 25, 1998

I . Increases/Reschedules. Upon notice to Seller, Cisco may increase a purchase order as follows:

Number of Days from        Quantity Subject to Increase; New Delivery Date Original Delivery Date
                           ----------------------------------------------------------------------

1-30 days                  20% of quantity for delivery within 90 days from original scheduled delivery date

31-60 days                 25% of quantity for delivery within 90 days from original scheduled delivery date

61-90 days                 50% of quantity for delivery within 120 days from original scheduled delivery date

90 days or more            100%

Cisco may reschedule the delivery of all or any portion of Products ordered under a purchase order or modify the delivery locations, provided that Seller has received at least 15 working days advance written notice. Such reschedule may be as follows:

Number of Calendar Days                        Maximum Number of Calendar Days
Prior to Scheduled Ship Date                          To Delay Shipment
----------------------------                          -----------------

         15 days                                            30 days
         30 days                                            60 days
         60 days                                            90 days

2. Work Stoppage. In the event that Cisco receives a stop work order pursuant to any government contract, Cisco may, prior to the Delivery Date, by a written order, suspend its purchase of products hereunder. Should Cisco request Supplier to stop shipment of Products, Supplier's obligations to meet delivery commitments on such "stopped" shipments shall thereafter be suspended until such time as Cisco requests Supplier to recommence shipment of Products. Cisco and Supplier shall work together to allow Supplier to resume production as soon as possible.

3. Cancellation. Prior to the delivery of any item, Cisco, for its own convenience, may notify Seller in writing of its intent to cancel the order for Products, provided Seller is notified in writing of the cancellation at least fifteen (15) working days prior to the scheduled ship date.

THIS EXHIBIT SETS FORTH SELLER'S ENTIRE REMEDIES WITH RESPECT TO A CANCELLATION OF ANY PURCHASE ORDER OR TERMINATION OF THE AGREEMENT BY CISCO UNDER SECTION
14.2 OF THE AGREEMENT.


Cisco/Osicorm Amend. I             Page 6 of 7    Cisco Confidential Information
9/25/98

                                   Exhibit H-1
                           Product Testing Procedures
                               September 25, 1998


Cisco/Osicom Amend. I              Page 7 of 7    Cisco Confidential Information
9/25/98

TEST PROCEDURE 2404 FAST-Ethernet - EXHIBIT H-1          Document #: 915-4945-01
--------------------------------------------------------------------------------

                                     0SICOM

                     TEST PROCEDURE 2404 Quad FAST-Ethernet

                                                         Document #: 915-4945-01


11/09/98                           Page 1 of 6                      Revision 1.0

This document is confidential and proprietary and is the exclusive property of OSICOM Technologies Inc. This document is unpublished and is protected by copyright and trade secret taws. This document has been provided for review by the recipient only. Any other reproduction of this document without express written consent of OSICOM Technologies Inc. is strictly prohibited.

TEST PROCEDURE 2404 FAST-Ethernet                        Document #: 915-4945-01

1 INTRODUCTION

1.1 The purpose of this procedure is to insure the functional operation of the 2404 PCI Quad FAST-Ethernet card.

1.2 This procedure must be followed explicitly, step by step. Do not attempt to make connections, apply power, or change options, until instructed to do so. Failure to comply with these instructions could result in personal injury or equipment damage.

2 REFERENCE DOCUMENTS

         UUT Schematic  320131-01-SCH ERC 03
         Top Bill of Material    402404-01 ERC 02

3 EQUIPMENT REQUIRED

1) IBM compatible PC with internal PCI bus and Monitor, Keyboard and Scanner
2) 2) Fast Ethernet RJ45 Loopback Plugs (4 per card)

4 INITIAL SETUP

      4.1 Install up to four (4) 2404 boards into the PCI slot(s)on the test fixture starting with slot 0. See figure 1.

      4.2 Install the appropriate loopback plugs into each card.

5 POWER UP SEQUENCE

      5.1 Apply power to the PC and Monitor.

6 TEST SEQUENCE

      6.1 SROM Programming, Version: 2.0 must be performed before diagnostic tests can be run.

      At the menu prompt:
      Scan the SRON2404 -p 2404 barcode on the test bed.
      Scan serial number barcodes on UUT cards starting with slot 0.
               **serial#Oserial#3.
      Press    Enter

               **Osicom Networking Division requires serial number data To be entered via a bar-code wand or pen for accuracy.

      6.2 Turn off power to the PC.

      6.3 Turn on the power to the PC. This will load the contents of the SROM into the INTEL components.

      6.4 Verify all green link LEDs are on. (Lights closest to the main board)

6.5 At the menu type: 7 < cr >.


11/09/98                           Page 2 of 6                      Revision 1.0

This document is confidential and proprietary and is the exclusive property of OSICOM Technologies Inc. This document is unpublished and is protected by copyright and trade secret laws. This document has been provided for review by the recipient only. Any other reproduction of this document without express written consent of OSICOM Technologies Inc. is strictly prohibited.

TEST PROCEDURE 2404 FAST-Ethernet                        Document #: 915-4945-01

            This will load the 2404 diagnostics test software. Verify that you are using the correct version of software. The version number is printed at the top of the screen at startup as well as above the result matrix.

      6.6 When prompted to type the number of 2404 cards inserted into the PCI slots, make sure the number given is the number of CARDS in the system, and NOT the number of ports. For example, if there are four 2404 cards in the system then press '4', and DO NOT hit the return key after typing the number!

            Note: Be sure to watch the LEDs on the 2404 ports to ensure they all flicker during this test. The link LED lights are the closest to the motherboard. While the activity link lights are farthest from the motherboard.

      6.7 Diagnostic sub-tests will start to execute, indicated by intermittent progress messages.

      A 'FAILED!' appearing at the end of a stream of dots, indicates a failure. A passed test is indicated by 'PASSED'.

      After the number of selected passes have been completed, the 'press any key to continue ...' I prompt will appear.

      Press any key and a test matrix is generated and displayed. A test report is created in the file diag. out as well. This file will be overwritten on each run of the diagnostics, so if the test information needs to be kept, be sure to move the output file.

      Note: The 'MAC' addresses at the top of the screen must be checked for accuracy and that they all there. There should be 4 addresses per card and the addresses must be in sequence. (if 4 cards are being tested there must be 16 addresses)

      Failures are displayed by a IF[ being displayed in the appropriate box. A box corresponds to a single test ran on a single port. Any box that displays a 1-1 means a particular test, was not executed for that port, and any box that displays a IV' means the test passed on that particular port. See figure 2 for a sample result matrix with two ports being tested with all tests. When completed reviewing the test matrix, press any key to back to the command prompt.

      The diagnostics tests may be stopped at any time by pressing the 'Escape' key.

      6.8 Turn power off to the PC test bed.

      Remove loopback plugs.

      Remove tested cards from the test bed and apply a 'Tested by' label to the cards which have passed and move cards to the next operation.


11/09/98                           Page 3 of 6                      Revision 1.0

This document is confidential and proprietary and is the exclusive property of OSICOM Technologies Inc. This document is unpublished and is protected by copyright and trade secret laws. This document has been provided for review by the recipient only. Any other reproduction of this document without express written consent of OSICOM Technologies Inc. is strictly prohibited.

TEST PROCEDURE 2404 FAST-Ethernet                        Document #: 915-4945-01

Failed boards need to identified, test failure documented, and boards routed to repair.


11/09/98                           Page 4 of 6                      Revision 1.0

This document is confidential and proprietary and is the exclusive property of OSICOM Technologies Inc. This document is unpublished and is protected by copyright and trade secret laws. This document has been provided for review by the recipient only. Any other reproduction of this document without express written consent of OSICOM Technologies Inc. is strictly prohibited.

TEST PROCEDURE 2404 FAST-Ethernet                    Document #: 915-4945-01

Diagram page, Figure 1.
 blank not scanned


11/09/98                           Page 5 of 6                      Revision 1.0

This document is confidential and proprietary and is the exclusive property of OSICOM Technologies Inc. This document is unpublished and is protected by copyright and trade secret laws. This document has been provided for review by the recipient only. Any other reproduction of this document without express written consent of OSICOM Technologies Inc. is strictly prohibited.

TEST PROCEDURE 2404 FAST-Ethernet                        Document #: 915-4945-01

                                 CARD #100 101 1

                                 --------------

                                 TEST 01 p I p I
                                 --------------

                                 TEST 11 p I p I
                                 --------------

                                 TEST 21 p I p I
                                 --------------

                                 TEST 31 p I p I
                                 --------------

                                 TEST 41 p I p I
                                 --------------

                                 TEST 51 p I p I
                                 --------------

                                 TEST 61!F!j p I

                                 --------------

                                 TEST 71 - I p I
                                 --------------

                                 TEST 81 - [ILLEGIBLE]
                                 --------------

                                 TEST 91 - I - I

                                 --------------

                         Figure 2: Example, test matrix


11/09/98                           Page 6 of 6                      Revision 1.0

This document is confidential and proprietary and is the exclusive property of OSICOM Technologies Inc. This document is unpublished and is protected by copyright and trade secret laws. This document has been provided for review by the recipient only. Any other reproduction of this document without express written consent of OSICOM Technologies Inc. is strictly prohibited.